[COVER]

Phoenix Funds

Phoenix Worldwide
Opportunities Fund
Semiannual Report

December 31, 1995

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PHOENIX WORLDWIDE OPPORTUNITIES FUND
 -----------------------------------------------------------------------------

MARKET AND PORTFOLIO REVIEW

Fund Description

  Phoenix Worldwide Opportunities Fund invests in a diversified portfolio of securities of companies and governments located throughout the world. The Fund does not limit its investments to any particular regions of the world or issuers of any particular size. The manager will seek to identify opportunities for capital appreciation in developed countries as well as in countries whose economies are still emerging and developing.

World Markets

  The U.S. equity markets continued to rally during the second half of 1995 and finished the year as one of the best performing markets in the world. The bull market catalysts were accelerating earnings growth and falling interest rates. In contrast, stock markets overseas made general upward progress, but have oscillated throughout this reporting period. These crosscurrents can be attributed to wide swings in the economic outlook and earnings growth expectations.

   Early in the year, there were worries about overheating economies, inflation and a shortage of global productive capacity. As the year progressed, however, investors began to worry about the lack of growth: GDP in the U.S. did not greatly improve, Europe's growth slowed sharply and Japan continued to trundle along the bottom. Overall, falling interest rates greatly assisted equity markets in the second half of the year. The Asian region was the only area where markets continued to struggle as worries about too much economic growth and higher interest rates hampered performance for most of the year.

   The volatility of the U.S. dollar had a significant impact on the performance results. U.S. investors benefited from the declining U.S. dollar in the first part of 1995, but lost ground as the dollar rebounded during the second half of the year. In U.S. dollar terms, Finland, Austria and Malaysia were among the worst performing countries during this six month reporting period, while Switzerland, Sweden and Spain were among the best.

Portfolio Review

  The Fund posted a solid gain for this period, but fell short of the market index. For the six-months ended December 31, 1995, Class A shares provided a total return of 9.35% and Class B shares returned 8.86%. As measured by the Morgan Stanley Capital International World Index, the market gained 10.87% for the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

   The primary reason for the underperformance was the portfolio's underweighting in the U.S. market and its overweighting in Southeast Asia. The Fund benefited from its exposure to Japan, which was increased in July and August, after the market had bottomed and the outlook for growth and deregulation of the economy improved. Also helpful was our hedge of yen into dollars, since the yen depreciated almost 20% over the last six months. Other areas which contributed to performance were technology and growth stocks in the U.S. and Europe, including such industry groups as pharmaceuticals, medical technology and financial services.

Outlook

  The powerful forces which drove the U.S. equity markets are diminishing as we enter the new year. Interest rates are expected to settle into a 6% to 7% trading range, given that a more accommodative Federal Reserve policy has been widely anticipated and is already reflected in current prices. The stock market is also entering a slower earnings growth period, which is likely to push investors toward companies with more sustainable and predictable earnings growth. Market leadership may shift to smaller cap stocks as 1996 unfolds, since many of these companies represent young and dynamic industries with superior growth prospects. Expectations for small cap stocks are low and potential earnings growth is high, a combination which often leads to positive earnings surprises and strong performance results.

   The forecast for European growth rates has been revised down for 1996 to approximately 2%. Since we expect interest rates to fall further, the second half of 1996 may well be stronger. With budget deficits coming down because of spending restraints, monetary policy is the only option available to create jobs in European countries.

   In Japan, the outlook for 1996 growth has improved. A clearer statement on bank restructuring is due in January, but individual banks have already taken the initiative to write off bad loans at a faster pace. This clearing of the decks, coupled with better-than-expected capital spending and a small improvement from the consumer as deflation eases, could provide the first GDP growth above 2% in 1996. This has helped the Japanese stock market considerably in recent months and we expect further progress to be made.

   In Southeast Asia, still the fastest growing part of the world, we expect GDP growth in 1996 to be only slightly less than in 1995. However, after two years of very poor performance, we believe 1996 will see an improved market, providing governments stay the course and let their economies gently cool. We also believe Latin America is past the worst of its recession, but still expect growth to be relatively slow in 1996.

   Overall, we expect foreign markets to perform well in 1996 due to their attractive valuations, promising growth prospects and slower earnings momentum in the United States. We are increasing the Fund's exposure to economically sensitive areas in the Japanese market, broadening out from the large exposure to technology which we held through most of 1995. We are adding selectively to Asia and Latin America holdings as well. In Europe, we shifted our focus from economically sensitive to growth and interest rate-sensitive stocks in the fourth quarter--a focus we expect to maintain until earnings expectations catch up with reality or we see signs of renewed economic growth.

Phoenix Worldwide Opportunities Fund
 -----------------------------------------------------------------------------

                           SCHEDULE OF INVESTMENTS
                              December 31, 1995
                                 (Unaudited)

                                             SHARES        VALUE
                                             --------   -------------
COMMON STOCKS--96.4%
Argentina--2.0%
 Quilmes (Beverages)                          62,000    $     967,200
 YPF Sociedad Anonima ADR (Energy
  Sources)                                    80,000       1,730,000
                                                          -----------
                                                           2,697,200
                                                          -----------
Australia--1.2%
 Australia & New Zealand Banking Group
  (Banks)                                    350,000       1,642,862
                                                          -----------
Austria--0.9%
 Austria Mikro Systeme International
  (Electronics)                                7,600       1,233,938
                                                          -----------
Chile--1.3%
 Enersis S.A. ADR (Utility-Electric)          60,000       1,710,000
                                                          -----------
France--3.5%
 Christian Dior SA (Conglomerates)            15,100       1,630,330
 Rexel (Business & Public Services)            8,200       1,386,704
 SGS-Thomson Microelectronics NV
  (Electronics) (b)                            3,013         115,522
 SGS-Thomson Microelectronics ADR
  (Electronics) (b)                           38,700       1,557,675
                                                          -----------
                                                           4,690,231
                                                          -----------
Germany--5.0%
 Adidas AG (Textile & Apparel) (b)            37,500       1,988,716
 Gehe AG (Health Care--Drugs)                  2,900       1,479,178
 Moebel Walther (Retail)                      21,000         689,631
 SGL Carbon AG (Chemicals) (b)                19,800       1,535,634
 Standard Application Software
  AG-Vorzug (Computer Software
  & Services)                                  6,100         924,888
                                                          -----------
                                                           6,618,047
                                                          -----------
Hong Kong--6.7%
 CDL Hotels International
  (Lodging & Restaurants)                  1,016,000         512,474
 Cheung Kong Holdings Ltd. (Real Estate
  Development)                               200,000       1,218,329
 Dao Heng Bank Group Ltd. (Banks)            200,000         719,099
 First Pacific Co. (Conglomerates)           940,000       1,045,539
 Guoco Group Ltd. (Diversified Financial
  Services)                                  220,000       1,061,317
 HSBC Holdings PLC (Banks)                    80,000       1,210,569
 Henderson Land Development Corp. (Real
  Estate Development)                        165,000         994,452
 New World Development (Real Estate
  Development)                               503,000       2,192,359
                                                          -----------
                                                           8,954,138
                                                          -----------
Indonesia--1.6%
 Matahari Putra Prima IDR (Retail)            86,000    $     151,394
 PT Astra International (Automobiles)        369,000         766,589
 PT Semen Gresik (Building Materials &
  Components)                                220,000         615,808
 Wicaksana Overseas (Wholesale &
  Distribution)                              220,000         586,942
                                                          -----------
                                                           2,120,733
                                                          -----------
Italy--2.6%
 Olivetti (Office & Business Equipment)    2,210,400       1,773,727
 Telecom Italia Mobile DRNC
  (Utility--Telephone) (b)                 1,273,000       1,340,085
 Telecom Italia Mobile SPA
  (Utility--Telephone) (b)                   183,000         322,419
                                                          -----------
                                                           3,436,231
                                                          -----------
Japan--12.0%
 Circle K Japan Co. Ltd. (Retail)              7,000         308,769
 Daimaru, Inc. (Retail)                      197,000       1,527,848
 Daiwa Securities Co. Ltd. (Financial
  Services)                                   92,000       1,409,188
 Hankyu Department Stores (Retail)           100,000       1,483,254
 Keyence Corp. (Electronics)                   5,000         576,821
 Mitsubishi Bank (Banks)                      62,000       1,460,569
 Omron Corp. (Electronics)                    27,000         622,967
 Ricoh Corp. Ltd. (Office & Business
  Equipment)                                  62,000         679,194
 Rohm Co. (Electronics)                       18,000       1,017,338
 Sanwa Bank (Banks)                           68,000       1,384,370
 Sega Enterprises Ltd. (Entertainment,
  Leisure & Gaming)                           32,000       1,768,271
 Shinko Electric Industries
  (Electronics)                               31,000       1,250,199
 Tokyo Electron Ltd. (Electronics)            26,000       1,008,225
 Toyoda Machine Works (Industrial
  Components)                                149,000       1,437,253
                                                          -----------
                                                          15,934,266
                                                          -----------
Netherlands--4.9%
 Ahrend Group CVA (Office & Business
  Equipment)                                  27,500         905,858
 Fortis Amev NV (Insurance)                   21,500       1,441,918
 Heineken NV (Beverages)                       6,000       1,065,694
 IHC Caland (Oil)                             50,000       1,684,447
 Randstad Holdings NV (Professional
  Services)                                   30,000       1,362,530
                                                          -----------
                                                           6,460,447
                                                          -----------
Norway--1.3%
 Unistorebrand (Insurance)                   318,000       1,761,689
                                                          -----------

                      See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
 -----------------------------------------------------------------------------

                                             SHARES        VALUE
                                             --------   -------------
Peru--1.2%
 CPT B Pen (Utility--Telephone)              775,014    $  1,665,503
                                                          -----------
Philippines--0.2%
 Metropolitan Bank & Trust Co. (Banks)        15,043         292,497
                                                          -----------
Poland--0.7%
 Bank Gdanski (Banks) (b)                     98,400         956,940
                                                          -----------
Singapore--0.9%
 Development Bank of Singapore (Banks)        93,000       1,157,240
                                                          -----------
South Korea--2.0%
 Hana Bank (Banks)                            44,990         937,875
 Korea First Bank (Banks)                     65,000         578,169
 L.G. Electronics (Electronics)                6,000         225,544
 Pohang Iron & Steel Co. Ltd.
  (Metals--Steel)                             12,591         880,530
 Samsung Electronics--GDR (Electronics)          216          12,636
 Samsung Electronics--GDR 144A
  (Electronics) (c)                              346          18,640
                                                          -----------
                                                           2,653,394
                                                          -----------
Spain--1.2%
 Iberdrola (Utility--Electric)               170,000       1,555,441
                                                          -----------
Sweden--5.9%
 Astra AB Series A (Health Care--Drugs)       44,000       1,759,416
 Autoliv AB Reg. S ORD (Auto & Truck
  Parts)                                      21,500       1,258,752
 Frontec AB (Computer Software &
  Services) (b)                               87,000       2,507,394
 Hoganas Series B (Auto & Truck Parts)        79,200       2,318,445
                                                          -----------
                                                           7,844,007
                                                          -----------
Switzerland--3.7%
 Ares Serono Group B (Health & Personal
  Care)                                        1,200         844,777
 Brown Boveri B Reg. (Electrical
  Equipment)                                     750         873,457
 Ciba-Geigy AG Reg. (Health
  Care--Diversified)                           1,750       1,543,760
 Sandoz (Health Care--Drugs)                   1,750       1,606,118
                                                          -----------
                                                           4,868,112
                                                          -----------
Taiwan--2.1%
 The R.O.C. Taiwan Fund (Multi-
  Industry)                                  160,000       1,680,000
 The Taiwan Fund, Inc. (Multi-Industry)       55,000       1,127,500
                                                          -----------
                                                           2,807,500
                                                          -----------
Thailand--2.2%
 General Finance & Securities (Financial
  Services)                                  121,000         557,223
 Krung Thai Bank (Banks)                     121,000         499,579
 Land & House Co. Ltd. (Real Estate
  Development)                                38,500         632,771
 PTT Exploration & Production (Oil)          114,500       1,200,038
                                                          -----------
                                                           2,889,611
                                                          -----------
United Kingdom--7.9%
 Allied Irish Banks PLC (Banks)              246,000    $  1,340,776
 British Aerospace Ord. (Aerospace &
  Defense)                                   110,000       1,361,335
 British Airways PLC (Airlines)              184,000       1,331,429
 Glaxo Wellcome PLC Spons ADR (Health
  Care--Drugs)                                48,000       1,356,000
 Hays PLC (Professional Services)             73,000         425,078
 Reed International PLC (Publishing,
  Broadcasting & Cable)                       85,000       1,296,118
 Standard Chartered PLC (Banks)              166,000       1,412,547
 Takare (Hospital Management & Services)     228,000         633,727
 WPP Group (Advertising)                     528,000       1,344,596
                                                          -----------
                                                          10,501,606
                                                          -----------
United States--25.4%
 Arch Communications Group (Electronics)
  (b)                                         60,000       1,440,000
 Bay Networks, Inc. (Electronics)             95,000       3,906,875
 Coherent, Inc. (Health & Personal Care)      45,000       1,822,500
 Cytec Industries, Inc. (Chemicals) (b)       35,000       2,183,125
 Elcom International, Inc. (Business &
  Public Services) (b)                       100,000       1,525,000
 Evergreen Media Corp. Class A
  (Publishing, Broadcasting &
  Cable) (b)                                  40,000       1,280,000
 Humana, Inc. (Health & Personal Care)
  (b)                                         85,000       2,326,875
 Netscape Communications Corp. (Business
  & Public Services) (b)                      15,000       2,085,000
 Noble Affiliates, Inc. (Energy Sources)      65,000       1,941,875
 Panamsat Corp. (Telecommunications) (b)      80,000       1,765,000
 Pharmacopeia, Inc. (Health & Personal
  Care) (b)                                  100,000       2,425,000
 Possis Medical, Inc. (Health & Personal
  Care) (b)                                   55,000         886,875
 Premenos Technology Corp. (Business &
  Public Services) (b)                        90,000       2,373,750
 Qualcomm, Inc. (Telecommunications) (b)      50,000       2,150,000
 Reading & Bates Corp. (Energy Sources)
  (b)                                        100,000       1,500,000
 Symantec Corp. (Computer Software &
  Services) (b)                               85,000       1,976,250
 Visx, Inc. (Health & Personal Care) (b)      55,000       2,145,000
                                                          -----------
                                                          33,733,125
                                                          -----------
TOTAL COMMON STOCKS
 (Identified cost $116,074,789)                          128,184,758
                                                          -----------

                       See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
 -----------------------------------------------------------------------------

                                                  STANDARD
                                                  & POOR'S      PAR
                                                   RATING      VALUE
                                                 (Unaudited)   (000)       VALUE
                                                    --------    ----   -------------
SHORT-TERM OBLIGATIONS--5.3%
Commercial Paper--5.3%
 Mobil Oil Corp. 5.80%, 1-2-96                       A-1+    $  600    $    599,903
 Philip Morris Companies, Inc. 5.92%, 1-5-96
  (d)                                                A-1      3,785       3,782,510
 Campbell Soup Co. 5.67%, 1-8-96                     A-1+     2,595       2,592,139
                                                                         -----------
TOTAL SHORT-TERM OBLIGATIONS
(Identified cost $6,974,552)                                              6,974,552
                                                                         -----------
TOTAL INVESTMENTS--101.7%
(Identified cost $123,049,341)                                          135,159,310(a)
Cash and receivables, less liabilities--(1.7%)                           (2,222,987)
                                                                         -----------
NET ASSETS--100.0%                                                     $132,936,323
                                                                         ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,646,917 and gross depreciation of $2,536,948 for federal income tax purposes. At December 31, 1995, the aggregate cost of securities for federal income tax purposes was $123,049,341.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995 these securities amounted to a value of $18,640 or 0.01% of net assets.
(d) Segregated as collateral for forward currency contracts. At December 31, 1995, this security amounted to $3,782,510 or 2.85% of net assets.

ADR--American Depository Receipt

                       See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
 -----------------------------------------------------------------------------

                           INDUSTRY DIVERSIFICATION
               As a percentage of Total Value of Common Stocks
                                 (Unaudited)

Advertising                          1.1%
Aerospace & Defense                   1.1
Airlines                              1.0
Auto & Truck Parts                    2.8
Automobiles                           0.6
Banks                                10.5
Beverages                             1.6
Building Materials & Components       0.5
Business & Public Services            5.8
Chemicals                             2.9
Computer Software & Services          4.2
Conglomerates                         2.1
Diversified Financial Services        0.8
Electrical Equipment                  0.7
Electronics                          10.1
Energy Sources                        4.0
Entertainment, Leisure & Gaming       1.4
Financial Services                    1.5
Health Care--Diversified              1.2
Health Care--Drugs                    4.9
Health & Personal Care                8.2
Hospital Management & Services        0.5
Industrial Components                 1.1
Insurance                             2.5
Lodging & Restaurants                 0.4
Metals--Steel                         0.7
Multi-Industry                        2.2
Office & Business Equipment           2.6
Oil                                   2.2
Professional Services                 1.4
Publishing, Broadcasting & Cable      2.0
Real Estate Development               4.0
Retail                                3.2
Telecommunications                    3.1
Textile & Apparel                     1.5
Utility--Electric                     2.5
Utility--Telephone                    2.6
Wholesale & Distribution              0.5
                                      ----
                                    100.0%
                                      ====

                       See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
 -----------------------------------------------------------------------------

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1995
                                 (Unaudited)

Assets
Investment securities at value
  (Identified cost $123,049,341)                          $135,159,310
Cash                                                            80,213
Receivables
 Investment securities sold                                  2,051,333
 Fund shares sold                                              161,196
 Dividends and interest                                        158,987
 Tax reclaim                                                    81,282
Net unrealized appreciation on
  forward currency contracts                                    48,099
                                                            -----------
  Total assets                                             137,740,420
                                                            -----------

Liabilities
Payables
 Investment securities purchased                             2,071,892
 Fund shares repurchased                                     2,096,146
 Closed foreign currency contracts                             294,823
 Investment advisory fee                                        84,614
 Transfer agent fee                                             52,534
 Distribution fee                                               30,443
 Trustees' fee                                                   6,247
 Financial agent fee                                             3,385
 Accrued expenses                                              164,013
                                                            -----------
  Total liabilities                                          4,804,097
                                                            -----------
Net Assets                                                $132,936,323
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest          $121,399,775
Distributions in excess of net investment income            (1,255,172)
Accumulated net realized gain                                  632,817
Net unrealized appreciation                                 12,158,903
                                                            -----------
Net Assets                                                $132,936,323
                                                            ===========
Class A
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization (Net Assets
  $129,096,433)                                             13,935,337
Net asset value per share                                         $9.26
Offering price per share
  $9.26/(1-4.75%)                                                 $9.72

Class B
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization (Net Assets
  $3,839,890)                                                   419,287
Net asset value and offering price per share                      $9.16

                           STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED DECEMBER 31, 1995
                                 (Unaudited)

Investment income
Dividends (net of $79,273 foreign withholding
  tax)                                               $   463,011
Interest                                                 276,973
                                                       ---------
  Total investment income                                739,984
                                                       ---------
Expenses
Investment advisory fee                                  507,043
Distribution fee--Class A                                164,950
Distribution fee--Class B                                 16,258
Financial agent fee                                       20,282
Transfer agent                                           206,903
Custodian                                                111,783
Registration                                              23,677
Printing                                                  20,271
Professional                                              17,465
Trustees                                                  17,131
Miscellaneous                                             18,610
                                                       ---------
  Total expenses                                       1,124,373
                                                       ---------
Net investment loss                                     (384,389)
                                                       ---------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                       12,384,048
Net realized loss on foreign currency
  transactions                                           (32,746)
Net unrealized depreciation on investments              (687,618)
Net unrealized appreciation on foreign currency
  transactions                                           515,861
                                                       ---------
Net gain on investments                               12,179,545
                                                       ---------
Net increase in net assets resulting from
  operations                                         $11,795,156
                                                       =========

                                         See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
 -----------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                Six Months
                                                                                   Ended               Year
                                                                             December 31, 1995        Ended
                                                                                (Unaudited)       June 30, 1995
                                                                             ------------------   -------------
From Operations
 Net investment income (loss)                                                  $   (384,389)       $    193,728
 Net realized gain (loss)                                                        12,351,302            (536,147)
 Net unrealized appreciation (depreciation)                                        (171,757)          7,441,668
                                                                             -----------------       -----------
 Increase in net assets resulting from operations                                11,795,156           7,099,249
                                                                             -----------------       -----------
From Distributions to Shareholders
 Net realized gains--Class A                                                     (7,904,984)        (18,002,670)
 Net realized gains--Class B                                                       (219,984)           (246,667)
 Distributions in excess of net realized gains--Class A                             --               (4,263,176)
 Distributions in excess of net realized gains--Class B                             --                  (58,340)
                                                                             -----------------       -----------
 Decrease in net assets from distributions to shareholders                       (8,124,968)        (22,570,853)
                                                                             -----------------       -----------
From Share Transactions
Class A
 Proceeds from sales of shares (2,022,268 and 5,285,785 shares,
  respectively)                                                                  19,334,042          52,416,520
 Net asset value of shares issued from reinvestment of distributions
  (764,481 and 2,202,325 shares, respectively)                                    6,849,750          18,851,905
 Cost of shares repurchased (2,836,726 and 5,169,653 shares,
  respectively)                                                                 (27,202,842)        (48,268,641)
                                                                             -----------------       -----------
 Total                                                                           (1,019,050)         22,999,784
                                                                             -----------------       -----------
Class B
 Proceeds from sales of shares (126,647 and 348,307 shares,
  respectively)                                                                   1,202,822           3,376,929
 Net asset value of shares issued from reinvestment of distributions
  (20,140 and 25,057 shares, respectively)                                          178,437             213,734
 Cost of shares repurchased (44,803 and 56,061 shares, respectively)               (426,385)           (495,588)
                                                                             -----------------       -----------
 Total                                                                              954,874           3,095,075
                                                                             -----------------       -----------
 Increase (decrease) in net assets from share transactions                          (64,176)         26,094,859
                                                                             -----------------       -----------
 Net increase in net assets                                                       3,606,012          10,623,255
Net Assets
 Beginning of period                                                            129,330,311         118,707,056
                                                                             -----------------       -----------
 End of period (including distributions in excess of net investment
  income of ($1,255,172) and ($870,783), respectively)                         $132,936,323        $129,330,311
                                                                             =================       ===========

                                         See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund
 -----------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                  Class A
                            -----------------------------------------------------------------------------------
                               Six Months
                                 Ended
                                12/31/95                            Year Ended June 30,
                              (Unaudited)        1995         1994       1993         1992           1991
                             --------------- ----------------------------------- --------------- ---------------
Net asset value, beginning
  of period                    $    9.04       $  10.17     $   8.00   $  7.18      $  6.82         $  7.56
Income from investment
  operations:
 Net investment income
  (loss)                           (0.03)((3))     0.01((3))    0.01      0.03         0.01((2))       0.23((1))
 Net realized and
  unrealized  gain (loss)           0.85           0.56         2.19      0.79         0.36           (0.67)
                             --------------  --------------   --------  -------- --------------  --------------
  Total from investment
    operations                      0.82           0.57         2.20      0.82         0.37           (0.44)
                             --------------  --------------   --------  -------- --------------  --------------
Less distributions:
 Dividends from net
  investment  income               --             --           (0.03)     --          (0.01)          (0.30)
 Dividends from net
  realized  gains                  (0.60)         (1.37)       --         --           --              --
 In excess of net
  realized gains                   --             (0.33)       --         --           --              --
                             --------------  --------------   --------  -------- --------------  --------------
  Total distributions              (0.60)         (1.70)       (0.03)     --          (0.01)          (0.30)
                             --------------  --------------   --------  -------- --------------  --------------
Change in net asset value           0.22          (1.13)        2.17      0.82         0.36           (0.74)
                             --------------  --------------   --------  -------- --------------  --------------
Net asset value, end of
  period                       $    9.26       $   9.04     $  10.17   $  8.00      $  7.18         $  6.82
                             ==============  ==============   ========  ======== ==============  ==============
Total return((4))                   9.35%((5))     6.53%       27.46%    11.42%        5.43%          -5.27%

Ratios/supplemental data:
Net assets, end of period
  (thousands)                  $ 129,096       $126,481     $118,707    $88,870     $63,354         $59,874
Ratio to average net
  assets of:
 Operating expenses                 1.65%((6))     1.80%        1.50%     1.88%        2.15%((2))      1.75%((1))
 Net investment income
  (loss)                           (0.55)%((6))    0.16%        0.09%     0.61%        0.16%           3.46%
Portfolio turnover                   141%((5))      277%         259%       95%          51%             76%

                                          Class B
                            -----------------------------------
                                Six Months          From
                                  Ended           Inception
                                 12/31/95        7/15/94 to
                               (Unaudited)         6/30/95
                             ----------------- -----------------
Net asset value, beginning
  of period                      $   8.98         $   10.40
Income from investment
  operations:
 Net investment income
  (loss)                            (0.06)((3))       (0.02)((3))
 Net realized and
  unrealized  gain (loss)            0.84              0.30
                              ---------------   ---------------
  Total from investment
    operations                       0.78              0.28
                              ---------------   ---------------
Less distributions:
 Dividends from net
  investment  income                --                --
 Dividends from net
  realized  gains                   (0.60)            (1.37)
 In excess of net
  realized gains                    --                (0.33)
                              ---------------   ---------------
  Total distributions               (0.60)            (1.70)
                              ---------------   ---------------
Change in net asset value            0.18             (1.42)
                              ---------------   ---------------
Net asset value, end of
  period                         $   9.16         $    8.98
                              ===============   ===============
Total return((4))                    8.86%((5))       3.54%((5))

Ratios/supplemental data:
Net assets, end of period
  (thousands)                    $  3,840         $   2,849
Ratio to average net
  assets of:
 Operating expenses                  2.41%((6))        2.61%((6))
 Net investment income
  (loss)                            (1.30)%((6))      (0.33)%((6))
Portfolio turnover                    141%((5))         277%

((1)) Net investment income would have been $.22 and the ratio of operating expenses to average net assets would have been 1.89% for the year ended June 30, 1991, had the Manager not reimbursed a portion of its management fees, pursuant to the then applicable expense limitations.
((2)) Net investment income would have been the same $.01 and the ratio of operating expenses to average net assets would have been 2.18% for the year ended June 30, 1992, had the subadviser not reimbursed a portion of its management fees.
((3)) Computed using average shares outstanding.
((4)) Maximum sales load is not reflected in the total return calculation. ((5)) Not annualized
((6)) Annualized

                                        See Notes to Financial Statements

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1995 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Worldwide Opportunities Fund ("the Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing in equity securities of domestic and non-U.S. issuers. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

  Equity securities listed or traded on a national securities exchange or foreign exchange are valued at the last sale price, or if there had been no sale of the security on that day and if no active market exists, at the bid price. Short-term investments having a remaining maturity of less than sixty days are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. Income taxes:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the date of settlement. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction, is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

  The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1995 (Unaudited) (Continued)

to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect, less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund for the first $1 billion.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect, less than wholly-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $11,630 for Class A shares and deferred sales charges of $5,041 for Class B shares for the six months ended December 31, 1995. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the six months ended December 31, 1995, $63,072 was retained by the Distributor and $118,136 was paid to unaffiliated participants.

   As Financial Agent of the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of the Fund for bookkeeping, administration and pricing services. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the six months ended December 31, 1995, transfer agent fees were $206,903 of which PEPCO retained $70,739 which is net of the fees paid to State Street.

   At December 31, 1995, PHL and affiliates held 158 Class A shares and 1 Class B share of the Fund with a combined value of $1,473.

3. PURCHASE AND SALE OF SECURITIES

  Portfolio purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1995, aggregated $171,590,543 and $177,147,395, respectively. There were no purchases or sales of long-term U.S. Government securities.

4. FORWARD CURRENCY CONTRACTS

  As of December 31, 1995, the Fund had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:

                                                                         Net
     Contracts                In                                     Unrealized
        to                 Exchange      Settlement                 Appreciation
      Deliver                For             Date       Value      (Depreciation)
 ------------------   -----------------    --------    ---------   -------------
SEK 26,800,000          USD  4,007,057      2/1/96    $4,043,940      $(36,883)
YEN 396,000,000         USD  3,930,521      3/1/96     3,876,206        54,315
YEN 1,014,000,000       USD 10,000,000      4/1/96     9,969,333        30,667
                                                                      -----------
                                                                      $ 48,099
                                                                      ===========

SEK =  Swedish Krona
USD =  U.S. Dollar
YEN =  Japanese Yen

   As of December 31, 1995, the Worldwide Opportunities Fund had $3,782,510 in short-term securities segregated as collateral to cover the open forward currency contracts.

5. POST-OCTOBER LOSS CARRYOVERS

  Under current tax law, net capital losses and net foreign currency losses realized after October 31, 1994 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 1995, the Fund elected to defer $3,593,517 of net capital losses and $1,256,542 of net foreign currency losses occurring between November 1, 1994 and June 30, 1995.

PHOENIX WORLDWIDE OPPORTUNITIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Martin J. Gavin, Executive Vice President
Michael E. Haylon, Executive Vice President
James M. Dolan, Vice President
Jeanne H. Dorey, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
John T. Wilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
National Securities & Research Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Legal Counsel
Dechert, Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005-1208

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Phoenix Funds
                     Phoenix Worldwide Opportunities Fund
                              Semiannual Report
                              December 31, 1995

Phoenix Worldwide Opportunities Fund
P.O. Box 2200
Enfield, CT 06083-2200

[Phoenix Duff & Phelps logo] Phoenix Duff & Phelps

                                Bulk Rate Mail
                                 U.S. Postage
                                     PAID
                               Springfield, MA
                                Permit No. 44

PDP 682 (2/96)